UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                ----------------

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 20, 2007

                                ----------------

                           PROFILE TECHNOLOGIES, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                    000-29196                 91-1418002
--------------------------------------------------------------------------------
 (State or other jurisdiction      (Commission File          (I.R.S. Employer
       of incorporation)                Number)           Identification Number)

            2 Park Avenue, Suite 201
                 Manhasset, NY                                   11030
                 -------------                                   -----
    (Address of principal executive offices)                  (Zip Code)

                                  516-365-1909
                                  ------------
              (Registrant's telephone number, including area code)

                                ----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                ----------------

                 Section 1- Registrant's Business and Operations

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On August 20, 2007, the board of directors (the "Board") of Profile Technologies, Inc. (the "Company") elected Robert C. Geib as the Company's Chief Operating Officer, effective September 4, 2007.

         Mr. Geib has most recently been the Director of Operations Services for the Northeast Gas Association in New York, NY. His duties have included oversight of programs and projects relating to pipeline integrity and security, and he has served as liaison between the association's member companies and federal and state regulators. Prior to this, from 1999 to 2005 Mr. Geib worked at Southwest Gas Corporation in Las Vegas, NV as a supervisor and a distribution engineer. While there, his duties included the development of the corporate pipeline integrity program and supervising the implementation of new technologies for pipeline inspection and pipeline risk algorithms. Mr. Geib holds a B.S. in electronics engineering.

         Mr. Geib's annual base salary was set by the Board at $115,000. In addition, the Board agreed to grant Mr. Geib on September 4, 2007 an option to purchase 50,000 shares of the Company's common stock, par value $0.001 (the "Common Stock"), under the Company's 1999 Stock Plan, and on March 4, 2008 to grant him an additional option to purchase 50,000 shares of Common Stock. The exercise price of each grant shall be equal to the closing price of the Common Stock on the date of grant, or, if the Company's stock is not traded on the date of grant, the first day of active trading following each respective grant date. Each of the two option grants will vest 25% on the first anniversary of the grant dates, with the remainder vesting at 25% on each of the three subsequent anniversaries of the grant dates until the options are fully vested.

         The Company announced the election of Mr. Geib as an officer in a press release on September 6, 2007, a copy of which is filed herewith as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits.

(c)   Exhibits

Exhibit No.         Exhibit
-----------         -------

   99.1            Press release of Profile Technologies, Inc. dated
                   September 6, 2007.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Profile Technologies, Inc.

                                       By:  /s/  Henry E. Gemino
                                            ------------------------------------
                                       Name:     Henry E. Gemino
                                       Title:    Chief Executive Officer &
                                                 Chief Financial Officer
                                      September 7, 2007

Exhibit No.         Exhibit
-----------         -------

     99.1           Press release of Profile Technologies, Inc. dated
                    September 6, 2007.